Summary Prospectus

February 28, 2019

Class / Ticker:  A / CSOAX  C / CSOCX  I / CSOIX

Credit Suisse Strategic Income Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2019, as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2018, are incorporated by reference into this Summary Prospectus.

Effective January 1, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of your fund's shareholder reports will no longer be sent by mail unless specifically requested. They will be available on a website, and a notice with a link to the report will be mailed to you each time a report is posted to the site. Any prior requests for electronic delivery will not be affected. At any time, a Fund shareholder may elect to receive paper or electronic copies of shareholder reports and other communications, free of charge by calling Credit Suisse Asset Management, LLC at 877-870-2874 or by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held with Credit Suisse Asset Management, LLC or your financial intermediary. Please note that not all financial intermediaries may offer this service.

Investment Objective

The fund seeks total return.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 87 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and on page 92 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

Class	A	C	I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.84%	0.84%	0.84%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.32%	0.32%	0.32%
Total annual fund operating expenses[3]	1.41%	2.16%	1.16%

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  Credit Suisse Asset Management, LLC (Credit Suisse) will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.24% of the fund's average daily net assets for Class A shares, 1.99% of the fund's average daily net assets for Class C shares and 0.99% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$612	$900	$1,209	$2,086
CLASS C (redemption at end of period)	$319	$676	$1,159	$2,493
CLASS C (no redemption)	$219	$676	$1,159	$2,493
CLASS I (with or without redemption)	$118	$368	$638	$1,409

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2018, the fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The fund pursues its investment objective of total return by investing in a portfolio of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. While the fund may invest strategically in a number of types of debt instruments, as set forth below, the fund currently primarily invests in the following:

•  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

•  senior secured floating rate loans ("Senior Loans"); and

•  mortgage-backed securities, asset-backed securities and collateralized loan obligations ("CLOs").

The fund also may invest in other debt instruments based on the portfolio managers' assessment of the opportunities for total return they present including the following:

•  convertible debt securities;

•  obligations issued by foreign governments; and

•  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund may adjust its portfolio's exposure among the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

The fund's investment manager and sub-adviser emphasize bottom-up fundamental credit analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund invests significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investor Services ("Moody's") and BB or lower by S&P Global Ratings, a division of S&P Global Inc. ("S&P")), or, if unrated, are deemed by the fund's investment manager or sub-adviser to be of comparable quality.

The fund may invest in non-U.S. dollar denominated debt instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may take short positions in securities or indices and generally will do so by using swaps or futures or by selling a security short. For example, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Principal Risks of the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Below Investment Grade Securities Risk

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Collateralized Loan Obligations Risk

CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Conflict of Interest Risk

Affiliates of Credit Suisse Asset Management, LLC ("Credit Suisse") may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the primary and secondary markets for loans may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Convertible Securities Risk

The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Credit Risk

The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, instrument or index. The fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as currency risk. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Extension Risk

An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk

Investing outside the U.S. carries additional risks that include:

•  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Hedged Exposure Risk

The fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and fixed income instruments, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mortgage- and Asset-Backed Securities Risks

The value of the fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Prepayment Risk

In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

Senior Loans Risks

Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Short Position Risk

The fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation Risk

The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund. Many derivative instruments are not actively traded.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Average Annual Total Returns
Period Ended 12/31/18:	One Year 2018	Five Years 2014-2018	Since Inception	Inception Date
Class A Return before taxes	-5.71%	3.43%	4.99%	9/28/12
Class A Return after taxes on distributions	-7.59%	0.78%	2.33%
Class A Return after taxes on distributions and sale of fund shares	-3.36%	1.40%	2.63%
Class C Return before taxes	-2.78%	3.68%	5.03%	9/28/12
Class I Return before taxes	-0.75%	4.73%	6.09%	9/28/12
Bofa Merrill Lynch 3-Month U.S. Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	1.88%	0.63%	0.52%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment manager: Credit Suisse Asset Management, LLC

Subadviser: Credit Suisse Asset Management Limited ("Credit Suisse UK")

Portfolio managers: The Credit Suisse Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of Credit Suisse, Andrew H. Marshak, a Managing Director of Credit Suisse UK, Thomas J. Flannery, a Managing Director of Credit Suisse, Louis I. Farano, a Managing Director of Credit Suisse, David J. Mechlin, a Managing Director of Credit Suisse, and Wing Chan, a Managing Director of Credit Suisse. Messrs. Popp, Marshak, Flannery, Farano and Mechlin and Ms. Chan have been members of the Credit Suisse Credit Investments Group since 1997, 1997, 1998, 2006, 2006 and 2005, respectively, and portfolio managers of the fund since inception.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

Each fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

Each fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

Each fund's initial investment minimum for Class I generally is $250,000.

Each fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

Each fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • Eleven Madison Avenue • New York, NY 10010 • 877 870 2874

SIF-SUMPRO-0219